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                                                                    EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES OXLEY ACT OF 2002


     In connection with the Annual Report of Unigene Laboratories, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay Levy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.


/s/ Jay Levy
---------------------------------
Jay Levy
Chief Financial Officer
April 18, 2003

     The foregoing certification is furnished solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Report or as a separate disclosure document.